Dreyfus
A Bonds Plus, Inc.


ANNUAL REPORT March 31, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 CONTENTS

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            16   Statement of Financial Futures

                            17   Statement of Assets and Liabilities

                            18   Statement of Operations

                            19   Statement of Changes in Net Assets

                            20   Financial Highlights

                            21   Notes to Financial Statements

                            29   Report of Independent Auditors

                            30   Important Tax Information

                            31   Board Members Information

                            33   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                             A Bonds Plus, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus A Bonds Plus, Inc., covering the 12-month period from April 1, 2001 through March 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and Director of the Dreyfus Taxable Fixed Income Team that manages the fund.

Over the past year, we've seen economic conditions ranging from recession to steps toward recovery. Events during the reporting period included the September 11 terrorist attacks, the bankruptcies of major U.S. corporations, Argentina's default on its sovereign debt and the first calendar quarter of U.S. economic contraction in about 10 years. Bonds generally benefited from some of these events, and were hurt by others. Some investors who attempted to profit from the markets' short-term gyrations found that the markets moved faster than they could.

Indeed, the bond market's direction becomes clearer only when viewed from a perspective measured in full economic cycles. Although you may become excited about opportunities or worried about the challenges presented under current market conditions, we encourage you to stop and think of your long-term goals before you take action. And, as always, we urge you to solicit the advice of a financial advisor who can help you navigate a smoother course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and our experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2002




DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus A Bonds Plus, Inc. perform relative to its benchmark?

For the 12-month period ended March 31, 2002, the fund achieved a total return of 1.68% and produced income dividends of $0.8780 per share.(1) In comparison, the Lehman Brothers Aggregate Bond Index (the "Index") the fund's benchmark, achieved a total return of 5.35% for the same period.(2)

The fund's negative relative performance was primarily the result of its high exposure to corporate bonds, which were significantly hurt by the September 11 terrorist attacks. However, the U.S. economy began to recover toward the end of the reporting period, which boosted returns.

What is the fund's investment approach?

The fund seeks to maximize current income as is consistent with the preservation of capital and maintenance of liquidity. The fund invests at least 80% of its assets in fixed-income securities that, when purchased, are rated single-A or better, or if unrated, deemed to be of comparable quality by Dreyfus. While the fund may invest in a broad array of fixed-income securities, the portfolio has recently concentrated primarily on corporate securities, and we currently expect to maintain that focus for the near term. Of course, portfolio composition is subject to change at any time.

When selecting securities for the fund, we first examine U.S. and global economic conditions and other market factors in an effort to determine what we believe is the likely direction of long- and short-term interest rates. Using a research-driven investment process, we then attempt to identify potentially profitable sectors before they are widely perceived by the market. Finally, we look for underpriced or mispriced securities within those sectors that, in our opinion, appear likely to perform well over time.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund was primarily influenced by changing economic conditions throughout the reporting period. According to the National Bureau of Economic Research, the U.S. entered its first recession in 10 years just as the reporting period began. Although the recession would not become "official" until much later in the year, the Federal Reserve Board (the "Fed") had already reduced short-term interest rates in response to falling retail sales and softening manufacturing activity. After the reporting period began, the Fed's rate cuts continued, with reductions totaling 3.25 percentage points during the period.

The fund was also affected by the September 11 terrorist attacks, which delayed any prospect of economic recovery until 2002. Because of the fund's high exposure to corporate bonds and because we had already positioned the fund for recovery before the attacks took place, the fund's returns during the reporting period's first half were generally flat.

During the second half of the reporting period, however, the fund's continuing emphasis on corporate bonds contributed strongly to performance. Indeed, because a number of investment-grade corporate bonds were available in the aftermath of the attacks at prices we considered compelling, we further intensified the fund' s corporate focus. This strategy proved beneficial when the economy gained strength and the corporate bond market rallied. We particularly emphasized bonds issued by financial and industrial companies. However, in the wake of the Enron collapse, we were careful to avoid securities issued by companies undergoing intense scrutiny of their accounting practices. As a result, we held relatively few bonds from the utilities area.

High yield bonds also rallied as the economy gained strength. However, we did not increase our holdings of lower rated bonds, choosing instead to maintain a relatively modest allocation.

We held a relatively light position in U.S. Treasury securities, primarily because of their relatively low yields. We also modestly reduced our holdings of mortgage- and asset-backed securities late in the reporting period, taking profits on recent gains just as mortgage rates began to rise.

What is the fund's current strategy?

We have maintained the fund's emphasis on corporate bonds. Although prices are higher than they were six months ago, we have continued to find attractive values in corporate securities. We have focused primarily on corporate bonds with maturities of 10 years, where we believe market volatility should be relatively muted.

Because of our view that interest rates have bottomed, we have recently maintained the fund's average duration -- a measure of sensitivity to changing interest rates -- at a point that is slightly below that of our benchmark. This strategy is designed to give us the flexibility we need to capture higher yields more quickly as they become available. Of course, we are prepared to change the fund's composition as market conditions evolve.

April 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus A Bonds Plus, Inc. and the Lehman Brothers Aggregate Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 3/31/02


                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                            1.68%              5.86%             6.77%


((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS A BONDS PLUS, INC. ON 3/31/92 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS AGGREGATE BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, GOVERNMENT AND GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

March 31, 2002


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Principal
BONDS AND NOTES--98.5%                                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
AIRCRAFT AND AEROSPACE--2.5%

Boeing Capital,

   Sr. Notes, 5.75%, 2007                                                                     3,170,000                3,146,903

Goodrich (BF),

   Notes, 7%, 2038                                                                            7,777,000                6,344,609

Pegasus Aviation Lease Securitization,

  Asset-Backed Ctfs.,

   Ser. 2001-1, Cl. A1, 2.525%, 2015                                                          4,425,383  (a,b)         4,424,000

US Airways,

   Enhanced Equipment Notes, Ser. C, 8.93%, 2009                                                912,899                  624,436

                                                                                                                      14,539,948

ASSET-BACKED CTFS.--2.5%

Bosque Asset,

   7.66%, 2002                                                                                  650,426  (a)             325,213

Conseco Finance,

   Ser. 2001-C, Cl. A4, 6.19%, 2030                                                           4,330,000                4,298,202

MBNA Credit Card Master Note Trust,

   Ser. 2002-C1, Cl. C1, 6.8%, 2014                                                           4,884,000                4,713,060

Nomura Depositor Trust,

   Ser. 1998-ST1, Cl. A3, 2.48%, 2003                                                         5,000,000  (a,b)         4,989,360

                                                                                                                      14,325,835

ASSET-BACKED CTFS./AUTOMOBILE RECEIVABLES--1.0%

WFS Financial Owner Trust,

   Ser. 2000-D, Cl. A4, 6.98%, 2008                                                           5,537,000                5,799,506

ASSET-BACKED CTFS./HOME EQUITY LOANS--4.2%

IMPAC Secured Assets Owner Trust,

   Ser. 2002-1, Cl. AI3, 5.57%, 2023                                                          5,850,000                5,777,789

Residential Asset Mortgage Products,

   Ser. 2002-RS2, Cl. AI2, 4.93%, 2027                                                       17,419,000               17,195,819

Residential Asset Securities,

   Ser. 2001-KS1, Cl. AI1, 5.593%, 2016                                                       1,294,376                1,295,590

                                                                                                                      24,269,198

AUTO LOANS--4.0%

Ford Motor Credit:

   Global Landmark Securities, 6.5%, 2007                                                     2,335,000                2,267,519

   Global Landmark Securities, 7.25%, 2011                                                    2,350,000                2,266,138

GMAC:

   Notes, 3.75%, 2003                                                                         5,000,000  (b)           4,977,210

   Notes, 6.125%, 2006                                                                        7,302,000                7,234,727

TRW,

   Notes, 6.625%, 2004                                                                        6,000,000                6,025,446

                                                                                                                      22,771,040

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING--.5%

J.P. Morgan Chase & Co.,

   Sub. Notes, 6.625%, 2012                                                                   3,177,000                3,151,571

CABLE AND MEDIA--2.3%

Charter Communications Holdings/Capital:

   Sr. Discount Notes, 0/11.75%, 2011                                                         4,006,000  (c)           2,343,510

   Sr. Notes, 8.625%, 2009                                                                    1,296,000                1,179,360

Fox Family Worldwide:

   Sr. Notes, 9.25%, 2007                                                                     3,500,000                3,727,500

   Sr. Notes, 10.25%, 2007                                                                    3,500,000                3,762,500

Viacom,

   Gtd. Sr. Notes, 6.625%, 2011                                                               2,390,000                2,396,900

                                                                                                                      13,409,770

CHEMICALS--1.4%

Dow Chemical,

   Notes, 6.125%, 2011                                                                        8,260,000                7,965,523

COMMERCIAL MORTGAGE/PASS-THROUGH CTFS.--11.4%

Bear Stearns Commercial Mortgage Securities,

   Ser. 2001-TOP2, Cl. A1, 6.08%, 2035                                                        9,965,145               10,040,481

COMM,

   Ser. 2000-FL2A, Cl. E, 2.89%, 2011                                                         6,100,000  (a,b)         6,083,794

CS First Boston Mortgage Securities:

   Ser. 1998-C1, Cl. A1A, 6.26%, 2040                                                         6,871,757                7,051,202

   Ser. 1998-C1, Cl. C, 6.78%, 2009                                                           5,301,000                5,278,620

   Ser. 2001-SPGA, Cl. A2, 6.515%, 2018                                                       3,370,000  (a)           3,331,926

Chase Commercial Mortgage Securities,

   Ser. 2001-245, Cl. A1, 5.576%, 2016                                                        4,400,000  (a,b)         4,400,924

Chase Manhattan Bank-First Union National,

   Ser. 1999-1, Cl. A1, 7.13%, 2031                                                           4,137,803                4,333,251

Chase Mortgage Finance:

   Ser. 1998-S5, Cl. B3, 6.5%, 2013                                                             526,476  (a)             487,720

   Ser. 1998-S5, Cl. B4, 6.5%, 2013                                                             438,730  (a)             379,028

GGP Mall Properties Trust,

   Ser. 2001-C1A, Cl. C2, 5.558%, 2011                                                        8,100,903  (a)           7,673,707

GMAC Commercial Mortgage Securities,

   Ser. 2000-C2, Cl. A1, 7.273%, 2033                                                         1,080,751                1,141,248

GS Mortgage Securities II,

   Ser. 2001-LIBA, Cl. A2, 6.615%, 2016                                                       5,687,000  (a)           5,565,537

Morgan Stanley Dean Witter Capital I,

   Ser. 2000-1345, Cl. B, 7.468%, 2015                                                          800,000  (a)             836,319

------------------------------------------------------------------------------------------------------------------------------------

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE/PASS-THROUGH CTFS. (CONTINUED)

Prudential Securities Secured Financing,

   Ser. 1999-C2, Cl. A1, 6.95%, 2031                                                          2,537,305                2,637,767

TIAA CMBS I Trust Commercial Mortgage,

   Ser. 1999-1, Cl. A, 7.17%, 2032                                                            5,641,447  (a)           5,856,104

                                                                                                                      65,097,628

CONSTRUCTION--.4%

CRH America,

   Notes, 6.95%, 2012                                                                         1,955,000                1,968,257

CONSUMER--.7%

Tyson Foods,

   Notes, 8.25%, 2011                                                                         3,750,000  (a)           3,982,984

FINANCE--6.1%

Citigroup,

   Notes, 5%, 2007                                                                            1,740,000                1,690,208

Conseco,

   Notes, 6.8%, 2005                                                                          1,961,000                  902,060

Credit-Backed Steers Trust:

   Ser. 2001 Trust Ctfs.,
      Ser. VZ-1, 5.565%, 2005                                                                 6,100,000  (a)           5,978,000

   Ser. 2002 Trust Ctfs.,
      Ser. 3F, 8.5%, 2007                                                                     2,075,000  (a)           2,054,250

General Electric Capital,

   Notes, Ser. A, 5.875%, 2012                                                                3,433,000                3,290,400

Goldman Sachs Group,

   Sr. Notes, 6.6%, 2012                                                                      2,935,000                2,893,772

Household Finance,

   Notes, 6.75%, 2011                                                                         5,595,000                5,438,004

International Lease Finance,

   Notes, 6.375%, 2009                                                                        5,860,000                5,674,912

Morgan Stanley Dean Witter,

   Notes, 6.1%, 2006                                                                          3,545,000                3,620,739

Prudential Holdings,

   Bonds, Ser. B, 7.245%, 2023                                                                3,170,000  (a)           3,188,161

                                                                                                                      34,730,506

FOREIGN/GOVERNMENTAL--1.1%

United Mexican States:

   Bonds, Ser. A, 6.25%, 2019                                                                 3,203,000                2,980,792

   Bonds, Ser. B, 6.25%, 2019                                                                 3,768,000                3,506,595

                                                                                                                       6,487,387

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HOTELS--.9%

Hilton,

   Notes, 7.625%, 2008                                                                        3,987,000                3,981,534

Resorts International Hotel and Casino,

   First Mortgage, 11.5%, 2009                                                                1,390,000  (a)           1,327,450

                                                                                                                       5,308,984

INDUSTRIAL--.4%

Owens-Brockway Glass Container,

   Sr. Secured Notes, 8.875%, 2009                                                            2,047,000  (a)           2,098,175

INFORMATION/DATA TECHNOLOGY--1.5%

Amkor Technology,

   Sr. Notes, 9.25%, 2006                                                                       575,000                  573,563

Computer Sciences,

   Notes, 6.75%, 2006                                                                         2,022,000                2,062,545

Hewlett-Packard,

   Notes, 5.75%, 2006                                                                         2,841,000                2,775,759

Thomson,

   Notes, 6.2%, 2012                                                                          3,250,000                3,127,823

                                                                                                                       8,539,690

INSURANCE--2.6%

Ace Capital Trust II,

   Gtd. Capital Securities, 9.7%, 2030                                                        4,937,000                5,705,928

Berkley (WR) Capital Trust,

   Gtd. Capital Securities, 8.197%, 2045                                                      1,995,000                1,726,734

CNA Financial,

   Notes, 6.5%, 2005                                                                          2,300,000                2,184,466

Mercury General,

   Sr. Notes, 7.25%, 2011                                                                     1,168,000                1,160,879

Zurich Capital Trust I,

   Gtd. Capital Securities, 8.376%, 2037                                                      4,489,000  (a)           4,360,857

                                                                                                                      15,138,864

METALS AND MINING--.3%

Barrick Gold Finance,

   Gtd. Deb., 7.5%, 2007                                                                      1,860,000                1,930,038

OIL AND GAS--2.2%

Alcoa,

   Notes, 6%, 2012                                                                            3,904,000                3,795,851

El Paso,

   Sr. Notes, 7%, 2011                                                                        3,070,000                2,985,314

Ocean Energy,

   Sr. Sub. Notes, Ser. B, 8.375%, 2008                                                       2,435,000                2,587,188



------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OIL AND GAS (CONTINUED)

Williams Cos.,

   Sr. Notes, 7.75%, 2031                                                                     3,472,000                3,221,360

                                                                                                                      12,589,713

PAPER PRODUCTS--.6%

Weyerhaeuser,

   Notes, 5.95%, 2008                                                                         3,580,000  (a)           3,448,757

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--2.5%

GE Capital Mortgage Services,

   REMIC, Ser. 1998-16, Cl. B3, 6.5%, 2013                                                      943,588  (a)             874,707

Norwest Asset Securities:

   Ser. 1997-15, Cl. B1, 6.75%, 2012                                                            873,573                  879,388

   Ser. 1997-16, Cl. B1, 6.75%, 2027                                                          2,089,107                2,106,595

   Ser. 1997-16, Cl. B2, 6.75%, 2027                                                            665,061                  665,385

   Ser. 1998-11, Cl. B2, 6.5%, 2013                                                           1,476,874                1,484,368

   Ser. 1998-13, Cl. B1, 6.25%, 2028                                                          2,864,144                2,802,373

   Ser. 1998-13, Cl. B2, 6.25%, 2028                                                          2,744,924                2,685,727

   Ser. 1998-13, Cl. B6, 6.25%, 2028                                                            358,957  (a)             159,138

Residential Funding Mortgage Securities I:

   Ser. 1998-S9, Cl. 1-B1, 6.5%, 2013                                                           678,774  (a)             635,165

   Ser. 1998-S22, Cl. B1, 6.5%, 2013                                                            430,752                  397,420

   Ser. 1998-S22, Cl. B3, 6.5%, 2013                                                            323,147  (a)             148,647

   Ser. 1998-S22, Cl. M2, 6.5%, 2013                                                            538,651                  533,921

   Ser. 1998-S22, Cl. M3, 6.5%, 2013                                                          1,076,881                1,036,487

                                                                                                                      14,409,321

RETAIL--.8%

Sears Roebuck Acceptance,

   Notes, 6.75%, 2011                                                                         4,290,000                4,273,574

STRUCTURED INDEX--4.3%

HYDI-100,

   Linked Ctfs. of Deposit, 9.4%, 2006                                                       11,880,000  (d)          12,117,600

Morgan Stanley Tracers,

   Notes, 7.201%, 2011                                                                        7,980,000  (a,e)         8,103,286

Passive High Yield Return Securities Trusts 2001,

   Ctfs., 9.24%, 2011                                                                         4,570,000  (a,d)         4,211,255

                                                                                                                      24,432,141

TELECOMMUNICATION--4.9%

AT&T,

   Sr. Notes, 7.3%, 2011                                                                      5,932,000  (a)           5,721,568

British Telecommunications,

   Notes, 8.375%, 2010                                                                        5,235,000                5,697,256

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION (CONTINUED)

Citizens Communications,

   Notes, 9.25%, 2011                                                                         5,300,000                5,676,173

Marconi,

   Bonds, 8.375%, 2030                                                                        1,163,000                  325,640

Sprint Capital,

   Gtd. Notes, 8.375%, 2012                                                                   2,630,000  (a)           2,594,164

TCI Communication Financing III,

   Capital Securities, 9.65%, 2027                                                            2,653,000                2,855,602

Tritel PCS:

   Sr. Discount Notes, 0/12.75%, 2009                                                         1,914,000  (c)           1,693,890

   Sr. Sub. Notes, 10.375%, 2011                                                              3,225,000                3,644,250

                                                                                                                      28,208,543

TOBACCO--.4%

Philip Morris Cos.,

   Notes, 7.65%, 2008                                                                         2,205,000                2,317,689

U.S. GOVERNMENTS--9.2%

U.S. Treasury Bonds:

   5.375%, 2/15/2031                                                                            546,000                  512,770

   6.875%, 8/15/2025                                                                          3,193,000                3,522,390

U.S. Treasury Inflation Protection Securities:

   3.375%, 4/15/2032                                                                         11,275,000  (f)          11,168,775

   3.625%, 1/15/2008                                                                         10,462,000  (f,g)        11,772,394

   3.875%, 4/15/2029                                                                         17,929,000  (f)          20,527,939

   Coupon Strips:

      0%, 10/15/2028                                                                            750,000  (f)             519,560

      0%, 4/15/2029                                                                             750,000  (f)             531,222

   Principal Strips,

      0%, 4/15/2029                                                                          10,000,000  (f)           4,337,753

                                                                                                                      52,892,803

U.S. GOVERNMENT AGENCIES--2.4%

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                         12,499,650  (f)          13,939,486

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--21.9%

Federal Home Loan Mortgage Corp.:

   6.5%                                                                                      26,430,000  (h)          26,330,888

   REMIC, Gtd. Mutliclass Mortgage Participation Ctfs.:

      Ser. 51, Cl. E, 10%, 7/15/2020                                                          1,949,239                2,015,670

      (Interest Only Obligation):

         Ser. 1978, Cl. PH, 7%, 1/15/2024                                                       998,247  (i)              47,764

         Ser. 1995, Cl. PY, 7%, 10/15/2027                                                    8,773,215  (i)           2,434,567


------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/
  MORTGAGE-BACKED (CONTINUED)

Federal National Mortgage Association:

   6.125% 3/15/2012                                                                          11,120,000               11,142,240

   6.406%, 1/1/2011                                                                          10,971,759               11,016,494

   6.88%, 2/1/2028                                                                            4,115,403                4,140,347

   8%, 12/1/2025                                                                                369,543                  393,563

   REMIC Trust, Gtd. Pass-Through Ctfs.:

      Ser. 1988-16, Cl. B, 9.5%, 6/25/2018                                                    1,020,678                1,126,492

      Ser. 1996-64, Cl. PM, 7%, 1/18/2012

         (Interest Only Obligation)                                                           3,465,891  (i)             537,213

Government National Mortgage Association I:

   6.7%, 7/15/2040                                                                           14,758,544               14,721,648

   7%, 6/15/2008                                                                                 41,341                   43,162

   9.5%, 11/15/2017                                                                           2,196,720                2,426,673

   Project Loan:

      6.54%, 7/15/2033                                                                        4,328,671                4,340,988

      6.55%, 6/15/2033                                                                        1,797,805                1,804,582

      6.625%, 6/1/2033-9/15/2033                                                              6,006,995                6,049,129

      6.75%, 10/15/2033                                                                       2,174,998                2,202,715

      6.86%, 3/15/2038                                                                       12,672,165               12,897,888

      7%, 8/15/2039                                                                          11,215,928               11,458,892

U.S. Government Gtd. Development,

  Participation Ctfs.

  (Gtd. By U.S. Small Business Administration):

      Ser. 1994-20K, Cl. 1, 8.65%, 11/1/2014                                                  3,023,450                3,320,820

      Ser. 1994-20L, Cl. 1, 8.4%, 12/1/2014                                                   5,084,871                5,550,894

      Ser. 1997-20J, Cl. 1, 6.55%, 10/1/2017                                                  1,337,762                1,370,919

                                                                                                                     125,373,548

UTILITIES/GAS AND ELECTRIC--3.9%

Duke Energy,

   Notes, 6.25%, 2012                                                                         2,383,000                2,335,021

Marketspan,

   Deb., 8.2%, 2023                                                                           3,295,000                3,342,310

Mission Energy Holding,

   Sr. Secured Notes, 13.5%, 2008                                                             3,121,000                3,409,693

NRG Energy,

   Sr. Notes, 8.625%, 2031                                                                    3,335,000                3,195,627

National Rural Utilities,

   Notes, Ser. C, 7.25%, 2012                                                                 4,026,000                4,029,764

Southern Co. Capital Funding,

   Gtd. Sr. Notes, Ser. A, 5.3%, 2007                                                         2,691,000                2,633,119

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES/GAS AND ELECTRIC (CONTINUED)

TXU Electric,

   Sr. Notes, Ser. J, 6.375%, 2006                                                            3,172,000                3,163,902

                                                                                                                      22,109,436

WIRELESS COMMUNICATIONS--1.6%

American Tower,

   Sr. Notes, 9.375%, 2009                                                                    1,022,000                  761,390

Motorola,

   Deb., 5.22%, 2097                                                                          3,963,000                2,311,741

Nextel Communications:

   Conv. Sub. Deb., 5.25%, 2010                                                                 540,000                  272,700

   Sr. Notes, 9.375%, 2009                                                                    5,540,000                3,697,950

TeleCorp PCS,

   Gtd. Sr. Discount Notes, 0/11.625%, 2009                                                   2,420,000  (c)           2,141,700

                                                                                                                       9,185,481

TOTAL BONDS AND NOTES

   (cost $570,056,401)                                                                                               564,695,396
------------------------------------------------------------------------------------------------------------------------------------

OTHER SECURITIES--4.4%
------------------------------------------------------------------------------------------------------------------------------------

BANKING/FINANCE

Abbey National Capital Trust I,

  Gtd. Non-Cumulative Trust Preferred Securities,

   8.963%, 6/30/2030                                                                          3,985,000  (j,k)         3,936,614

Fuji JGB,

  Non-Cumulative Preferred Securities,

   Ser. A, 9.87%, 6/30/2008                                                                     880,000  (a,j,k)         719,633

IBJ Preferred Capital,

  Non-Cumulative Preferred Securities,

   Ser. A, 8.79%, 6/30/2008                                                                     750,000  (a,j,k)         578,150

KBC Bank Funding Trust III,

  Gtd. Non-Cumulative Trust Preferred Securities,

   9.86%, 11/2/2009                                                                           2,565,000  (a,j,k)       2,903,562

Royal Bank of Scotland Group,

  Conv. Non-Cumulative Dollar

  Preference Shares,

   7.648%, 9/30/2031                                                                          7,129,000  (j,k)         8,087,922

Sun Life of Canada Capital Trust I,

   Gtd. Capital Securities, 8.526%, 5/6/2007                                                  5,246,000  (a,k)         5,344,342

------------------------------------------------------------------------------------------------------------------------------------

                                                                                               Principal
OTHER SECURITIES (CONTINUED)                                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING/FINANCE (CONTINUED)

UBS Preferred Funding Trust I,

  Gtd. Non-Cumulative Capital Trust Securities,

   8.622%, 10/1/2010                                                                          3,186,000  (j,k)         3,529,910

TOTAL OTHER SECURITIES

   (cost $25,622,365 )                                                                                                25,100,133
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.8%                                                                            Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BROADCASTING--.3%

Paxson Communications,

   Cum., $1,325                                                                                     182                1,683,500

OIL AND GAS--.2%

EXCO Resources,

   Cum. Conv., $1.05                                                                             81,000                1,393,200

TELECOMMUNICATION--.3%

Motorola,

   Cum. Conv., $3.50 (units)                                                                     39,469  (l)           1,752,818

TOTAL PREFERRED STOCKS

   (cost $5,434,745)                                                                                                   4,829,518
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--1.2%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER;

UBS Finance,

  1.85%, 4/1/2002

   (cost $7,100,000 )                                                                         7,100,000                7,100,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $608,213,511)                                                            104.9%              601,725,047

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (4.9%)             (28,484,530)

NET ASSETS                                                                                       100.0%              573,240,517

(A)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MARCH 31,
     2002, THESE SECURITIES AMOUNTED TO $102,785,883 OR 17.9% OF NET ASSETS.

(B)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(D)  SECURITY LINKED TO A PORTFOLIO OF HIGH YIELD DEBT SECURITIES.

(E)  SECURITY LINKED TO A PORTFOLIO OF INVESTMENT GRADE DEBT SECURITIES.

(F)  PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
     CHANGES IN THE CONSUMER PRICE INDEX.

(G)  PARTIALLY HELD BY A BROKER AS COLLATERAL FOR OPEN FINANCIAL FUTURES
     POSITIONS.

(H)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(I)  NOTIONAL FACE AMOUNT SHOWN.

(J)  THE STATED INTEREST RATE IS IN EFFECT UNTIL A SPECIFIED DATE AT WHICH TIME
     THE INTEREST RATE BECOMES SUBJECT TO PERIODIC CHANGE.

(K)  DATE SHOWN REPRESENTS EARLIEST DATE THE ISSUER MAY REDEEM THE SECURITY.

(L)  UNITS REPRESENT A CONTRACT TO PURCHASE SHARES OF COMMON STOCK FOR $50 AND A
     SENIOR NOTE WITH A PRINCIPAL OF $50.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF FINANCIAL FUTURES

March 31, 2002

                                                                                                                      Unrealized
                                                                    Market Value                                     Appreciation
                                                                      Covered by                                   (Depreciation)
                                            Contracts            Contracts ($)              Expiration             at 3/31/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL FUTURES (LONG)

Australian Dollars                                   56                2,973,040               June 2002                   77,840

Euro Dollars                                        243               26,371,575               June 2002                 (115,425)

U.S. Treasury 10 Year Notes                         350               35,858,594               June 2002                 (166,719)

U.S. Treasury 30 Year Bonds                         263               25,815,094               June 2002                 (160,469)

FINANCIAL FUTURES (SHORT)

U.S. Treasury 2 Year Notes                           30                6,197,813               June 2002                     (938)

U.S. Treasury 5 Year Notes                          758               78,630,656               June 2002                 (170,608)

                                                                                                                         (536,319)


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

March 31, 2002

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           608,213,511   601,725,047

Receivable for investment securities sold                            69,587,546

Dividends and interest receivable                                     8,224,455

Receivable for shares of Common Stock subscribed                        418,735

Prepaid expenses                                                         11,400

                                                                    679,967,183
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           445,699

Cash overdraft due to Custodian                                       2,417,700

Payable for investment securities purchased                         101,690,713

Payable for shares of Common Stock redeemed                           1,677,620

Payable for futures variation margin--Note 4                            211,455

Accrued expenses                                                        283,479

                                                                    106,726,666
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      573,240,517
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     620,768,054

Accumulated undistributed investment income--net                      2,714,454

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                 (43,217,208)

Accumulated net unrealized appreciation
  (depreciation) on investments and foreign currency
  transactions [including ($536,319) net unrealized
  (depreciation) on financial futures]                               (7,024,783)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      573,240,517
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      42,566,274

NET ASSET VALUE, offering and redemption price per share ($)              13.47

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended March 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest                                                            39,125,141

Cash dividends                                                         725,970

TOTAL INCOME                                                        39,851,111

EXPENSES:

Management fee--Note 3(a)                                            3,808,979

Shareholder servicing costs--Note 3(b)                               1,327,803

Custodian fees--Note 3(b)                                               96,900

Professional fees                                                       74,909

Prospectus and shareholders' reports                                    55,328

Directors' fees and expenses--Note 3(c)                                 53,512

Registration fees                                                       39,401

Interest expense--Note 2                                                 2,141

Miscellaneous                                                            4,859

TOTAL EXPENSES                                                       5,463,832

INVESTMENT INCOME--NET                                              34,387,279
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign
  currency transactions (including options written)                (11,586,832)

Net realized gain (loss) on forward currency exchange contracts        (17,727)

Net realized gain (loss) on financial futures                       (6,070,692)

NET REALIZED GAIN (LOSS)                                           (17,675,251)

Net unrealized appreciation (depreciation) on investments,
  options written and foreign currency transactions [including
  ($1,158,866) net unrealized (depreciation) on financial futures]   (6,791,951

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (24,467,202)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 9,920,077

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended March 31,
                                             -----------------------------------

                                                     2002                2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         34,387,279            31,323,032

Net realized gain (loss) on investments       (17,675,251)           15,564,565

Net unrealized appreciation
   (depreciation) on investments               (6,791,951)            1,319,964

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    9,920,077            48,207,561
--------------------------------------------------------------------------------

NET EQUALIZATON CREDITS (DEBITS)--NOTE 1(F) ($)  113,366               (262,819)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (36,987,052)          (30,854,122)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 112,486,430          164,802,481

Net assets received in connection

   with reorganization--Note 1                     --              142,322,688

Dividends reinvested                          31,900,131            26,716,954

Cost of shares redeemed                     (122,485,284)         (225,935,378)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            21,901,277           107,906,745

TOTAL INCREASE (DECREASE) IN NET ASSETS       (5,052,332)          124,997,365
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           578,292,849          453,295,484

END OF PERIOD                                 573,240,517          578,292,849

Undistributed investment income--net            2,714,454            6,147,211
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     8,141,295            12,038,701

Shares issued in connection with

   reorganization--Note 1                           --               10,418,938

Shares issued for dividends reinvested         2,310,011              1,959,535

Shares redeemed                               (8,905,953)           (16,597,724)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  1,545,353              7,819,450

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                             Year Ended March 31,
                                                               --------------------------------------------------------------------

                                                               2002(a)          2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            14.10          13.65         13.99          14.75         14.13

Investment Operations:

Investment income--net                                         .81(b)            .84           .85            .83           .89

Net realized and unrealized

   gain (loss) on investments                                   (.56)            .47          (.34)          (.54)          .79

Total from Investment Operations                                  .25           1.31           .51            .29          1.68

Distributions:

Dividends from investment income--net                           (.88)          (.86)          (.85)          (.84)         (.89)

Dividends from net realized
   gain on investments                                             --            --             --           (.21)         (.17)

Total Distributions                                             (.88)          (.86)          (.85)         (1.05)        (1.06)

Net asset value, end of period                                 13.47          14.10          13.65          13.99         14.75
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                1.68           9.94           3.85           2.05         12.20
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          .93            .91           1.00            .96           .95

Ratio of net investment income

   to average net assets                                        5.87           6.29           6.20           5.78          6.07

Portfolio Turnover Rate                                       533.95         718.67         557.83         255.27        374.30
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                        573,241        578,293        453,295        576,499       648,372

(A)  AS REQUIRED, EFFECTIVE APRIL 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THESE CHANGES FOR THE PERIOD ENDED MARCH 31, 2002 WAS TO DECREASE NET
     INVESTMENT INCOME PER SHARE BY $.04, INCREASE NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.04 AND DECREASE THE RATIO OF NET
     INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 6.15% TO 5.87%. PER SHARE DATA
     AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO APRIL 1, 2001 HAVE NOT
     BEEN RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.



SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus A Bonds Plus, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as a diversified open-end management investment company. The fund's investment objective is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

On October 20, 2000 (the "Closing Date"), pursuant to an Agreement and Plan of Reorganization previously approved by the fund' s Board of Directors, substantially all of the assets, subject to the liabilities, of Dreyfus Strategic Governments Income, Inc., were transferred to the fund in exchange for shares of Common Stock of the fund in equal value. The fund's net asset value on the Closing Date was $13.66 per share, and a total of 10,418,938 shares, representing net assets of $142,322,688 (including $179,392 net unrealized depreciation on investments) , were issued to Dreyfus Strategic Governments Income, Inc.'s shareholders in the exchange. The exchange was a tax free event.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, options and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over the counter are priced at the mean between the bid prices and asked prices. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain, can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

On March 28, 2002, the Board of Directors declared a cash dividend of $.066 per share from undistributed investment income-net, payable on April 1, 2002 (ex-dividend date) , to shareholders of record as of the close of business on March 28, 2002.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At March 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,714,454, accumulated capital losses $32,164,793 and unrealized depreciation $7,184,783. In addition, the fund had $11,267,598 of capital losses realized after October 31, 2001, which were deferred for tax purposes to the first day of the following year.

The fund has an unused capital loss carryover which is available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2002. The amount of

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

this loss which can be utilized in subsequent years is subject to an annual limitation due to the fund's merger with Dreyfus Strategic Governments Income, Inc. If not applied, $17,850 of the carryover expires in fiscal 2003, $831,250 expires in fiscal 2004, $811,068 expires in fiscal 2006, $4,281,999 expires in fiscal 2007, $15,846,919 expires in fiscal 2008 and $10,375,707 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2002 and March 31, 2001, respectively, were as follows: ordinary income $36,987,052 and $30,854,122.

During the period ended March 31, 2002, as a result of permanent book to tax differences [including equalization credits (debits) ], the fund decreased accumulated undistributed investment income-net by $616,366, decreased accumulated net realized gain (loss) on investments by $11,926,702 and increased paid-in capital by $12,543,068. Net assets were not affected by this reclassification.

(F) EQUALIZATION: For the year ended March 31, 2002, the fund followed the accounting practice known as "equalization" by which a portion of the amounts received on issuances and the amounts paid on redemptions of fund shares (equivalent, on a per share basis, to the amount of distributable investment income-net on the date of the transaction) is allocated to undistributed investment income-net so that undistributed investment income-net per share is unaffected by fund shares issued or redeemed. Effective April 1, 2002, the fund will no longer follow the accounting practice of equalization.

NOTE 2--Bank Line of Credit:

The fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.


The average daily amount of borrowings outstanding under the leveraging arrangement during the period ended March 31, 2002, was approximately $63,000, with a related weighted average annualized interest rate of 3.40%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage commissions and extraordinary expenses, exceed 11_2% of the value of the fund's average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear, the amount of such excess expense. During the period ended March 31, 2002, there was no expense reimbursement pursuant to the Agreement.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2002, the fund was charged $497,210 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2002, the fund was charged $270,415 pursuant to the transfer agency agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2002, the fund was charged $96,900 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and options transactions during the period ended March 31, 2002, amounted to $3,158,680,577 and $3,141,022,729, respectively.

The following summarizes the fund's call/put options written for the period ended March 31, 2002:




                                                 Face Amount                                            Options Terminated
                                                                                             --------------------------------------
                                                 Covered by                  Premiums                                  Net Realized
Options Written:                                Contracts ($)            Received ($)         Cost ($)              Gain (Loss) ($)
-----------------------------------------------------------------------------------------------------------------------------------
Contracts outstanding
    March 31, 2001                                   65,000,000               393,359

Contracts terminated:

    Closed                                           15,000,000               126,562           187,500                    (60,938)

    Expired                                          50,000,000               266,797              --                      266,797

Total contracts
    terminated                                       65,000,000               393,359           187,500                    205,859

CONTRACTS OUTSTANDING

    MARCH 31, 2002                                           --                    --



The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at March 31, 2002, are set forth in the Statement of Financial Futures.

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At March 31, 2002, accumulated net unrealized depreciation on investments was $6,488,464, consisting of $5,585,824 gross unrealized appreciation and $12,074,288 gross unrealized depreciation.

At March 31, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Change in Accounting Principle:

As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing discount or premium on fixed income securities on a scientific basis. In addition, the Guide now requires paydown gains and losses to be included in interest income. Prior to April 1, 2001, the fund did not amortize premium on fixed income securities and amortized discount on a straight line basis and included paydown gains and losses in net realized gains (losses) on investments. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $329,984 decrease in accumulated undistributed investment income-net and a corresponding $329,984 increase in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on March 31, 2001.

The effect of these changes for the year ended March 31, 2002 was to decrease net investment income by $1,653,988, increase net unrealized appreciation (depreciation) by $45,199 and increase net realized gains (losses) by $1,608,789. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus A Bonds Plus, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus A Bonds Plus, Inc., including the statements of investments and financial futures, as of March 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of March 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus A Bonds Plus, Inc. at March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

May 13, 2002

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates 1.12% of the ordinary dividends paid during the fiscal year ended March 31, 2002 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2003 of the percentage applicable to the preparation of their 2002 income tax returns.


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)
Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:
* The Muscular Dystrophy Association, Director
* Carlyle Industries, Inc., a button packager and distributor, Director
* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                                --------------

David P. Feldman (62)
Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
* AT&T Investment Management Corporation, Chairman and Chief Executive Officer (Retired 1997)

OTHER DIRECTORSHIPS AND AFFILIATIONS:
* 59 Wall Street Mutual Funds Group (11 Funds)
* The Jeffrey Company, a private investment company

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 54

                                --------------

James F. Henry (71)
Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
* President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2001).

OTHER DIRECTORSHIPS AND AFFILIATIONS:
* President-Emeritus of the CPR Institute for Dispute Resolution

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                                --------------

Rosalind Gersten Jacobs (76)
Board Member (1982)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
* Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Dr. Paul A. Marks (75)
Board Member (1979)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
* President and Chief Executive Officer of Memorial Sloan-Kettering Cancer Center (Retired 1999)

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* President and Chief Executive Officer of Memorial Sloan-Kettering Cancer
  Center
* Pfizer, Inc., (Director Emeritus), pharmaceutical company

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Dr. Martin Peretz (62)
Board Member (1974)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Editor-in-Chief of The New Republic magazine
* Lecturer in Social Studies at Harvard University

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education
* TheStreet.com, a financial daily on the web
* Electronic Newstand, distributor of magazines on the web
* Digital Learning Group, LLC., an online publisher of college textbooks

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Bert W. Wasserman (69)
Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
* Financial Consultant

OTHER DIRECTORSHIPS AND AFFILIATIONS:
* Malibu Entertainment International, Inc.
* Lillian Vernon Corporation
* PSC, Inc.

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

 --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

IRVING KRISTOL, EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

President, Chief Operating Officer and Chief Investment Officer of the Manager, and an officer of 82 investment companies (comprised of 186 portfolios) advised and administered by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 94 investment companies (comprised of 200 portfolios) advised and administered by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) advised and administered by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 94 investment companies (comprised of 200 portfolios) advised and administered by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 20 investment companies (comprised of 40 portfolios) advised and administered by the Manager. He is 50 years old, and has been an employee of the Manager since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 94 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 94 investment companies (comprised of 200 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.

                                                             The Fund

                                                           For More Information

                        Dreyfus
                        A Bonds Plus, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:
http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  084AR0302